UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 7, 2004

                           Commission File No. 1-16263

                           MARINE PRODUCTS CORPORATION
             (exact name of registrant as specified in its charter)

           Delaware                                      58-2572419
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                     Identification Number)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                           (404) 321-7910 Registrant's
                      telephone number, including area code


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Item 5. Other Events and Regulation FD Disclosure

On May 7, 2004, registrant issued a press release titled, "Chaparral Wins Powerboat Magazine "Boat of the Year" Award," announcing that Chaparral Boats, Inc., a wholly owned subsidiary of Marine Products Corporation, was awarded the "Boat of the Year" award from Powerboat Magazine for its 256 SSi model.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            Exhibit 99 - Press release dated May 7, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Marine Products Corporation.

Date: May 7, 2004                                   /s/ BEN M. PALMER
                                                    ----------------------------
                                                    Ben M. Palmer
                                                    Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer